UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2019

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol(s))	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Eastside Distilling, Inc. (“Eastside”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on September 16, 2019 (the “Initial 8-K”) to announce the closing of the acquisition of substantially all of the assets of Intersect Beverage, LLC, a California limited liability company (“Intersect”) on September 12, 2019 pursuant to an Asset Purchase Agreement (the “Agreement”) between Eastside and Intersect. Eastside indicated in the Initial 8-K that it would file the financial statements of Intersect and pro forma financial information required under Item 9.01 no later than 71 calendar days after the date on which the Initial 8-K was required to be filed. This Amendment No. 1 to the Initial 8-K is being filed to provide the required financial information. The Initial 8-K otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements of Intersect are being filed as exhibits to this Amendment No. 1:

Exhibit 99.1 – Intersect’s audited balance sheet as of December 31, 2018 and the related statement of operations, member’s capital and cash flows for the year ended December 31, 2018 and notes to Financial Statements.

Exhibit 99.2 – Intersect’s unaudited balance sheets as of June 30, 2019 and December 31, 2018 and the related statements of operations, member’s capital and cash flows for the six months ended June 30, 2019 and 2018 and notes to Financial Statements.

(b)	Pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this Amendment No. 1:

Exhibit 99.3 – The unaudited pro forma financial statements of Eastside and the acquired assets as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 and the notes related thereto.

(d) Exhibits.

Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Intersect Beverage, LLC as of and for the year ended December 31, 2018.

99.2	Unaudited financial statements of Intersect Beverage, LLC as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and 2018.

99.3	Unaudited pro forma financial statements of Eastside and the acquired assets as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2019

EASTSIDE DISTILLING, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Financial Officer